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                                                                   EXHIBIT 10.5


                                  RESTRAC, INC.

                        1996 STOCK OPTION AND GRANT PLAN

                                AS OF MAY 8, 1996

1. PURPOSE

   This Stock Option and Grant Plan (the "Plan") is intended as a performance incentive for officers, employees, directors, consultants and other key persons of Restrac, Inc. (the "Company") or its Subsidiaries (as hereinafter defined) to enable the persons to whom options are granted (the "Optionees") or to whom shares of common stock are granted (the "Grantees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options"), including, without limitation, grants of Nonqualified Options to members of the Board of Directors of the Company and consultants and other key persons who provide services to the Company or its Subsidiaries (regardless of whether they are also employees), and outright grants of common stock under the Plan. The term "Subsidiaries" includes any corporations in which stock possessing fifty percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.
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2. OPTIONS TO BE GRANTED AND ADMINISTRATION

   (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such option shall be deemed to be a Nonqualified Option.

   (b) The Plan shall be administered by a committee (the "Compensation Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") each of whom is (1) not an employee of the Company or any of its Subsidiaries and a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and (2) an "outside director" within the meaning of Section 162(m) of the Code.

   (c) Subject to the terms and conditions of the Plan, the Compensation Committee shall have the power:

       (i) To determine from time to time the options or stock to be granted to eligible persons under the Plan, to prescribe the terms and provisions (which need not be identical) of options or stock granted under the Plan to such persons and to approve the grant of options or stock, as the case may be;

       (ii) To construe and interpret the Plan and grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Compensation Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any option agreement, or in

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   any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

       (iii) to accelerate the exercisability or vesting of all or any portion of any option;

       (iv) subject to the provisions of Section 5(a), to extend the period in which options may be exercised;

       (v) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

All decisions and determinations by the Compensation Committee in the exercise of its powers shall be final and binding upon the Company, the Optionees and the Grantees.

3. STOCK

   (a) The stock granted under the Plan, or subject to the options granted under the Plan, shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 958,156 shares of Common Stock (which such number reflects a three-for-two stock split effected as a stock dividend on or prior to the date hereof) and no more than 400,000 options may be granted to any one individual during any one calendar year period. Such numbers shall be subject to adjustment as provided in Section 7 hereof.

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   (b) Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options or grants of Common Stock under the Plan.

4. ELIGIBILITY

   (a) Incentive Options may be granted only to officers or other employees of the Company or its Subsidiaries, including members of the Board of Directors who are also employees of the Company or its Subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, members of the Board of Directors and consultants and other key persons who provide services to the Company or its Subsidiaries (regardless of whether they are also employees). Grants of Common Stock may be made to any officer, director, employee, consultant or other key person of the Company or its Subsidiaries.

   (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of 10% of the voting power of all outstanding capital stock of the Company (a "Ten Percent Stockholder") unless notwithstanding anything in this Plan to the contrary (i) the purchase price for the Common Stock subject to such option is at least 110% of the fair market value of such stock at the time of the grant and (ii) the option by its terms is not exercisable more than five years from the date of grant thereof.

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   (c) Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value of the stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and Subsidiaries) exceeds $100,000, the options attributable to the excess over $100,000 shall be treated as Nonqualified Options under the Plan. Such annual limitation shall be applied by taking Incentive Options into account in the order in which they were granted.

   (d) Each individual who first joins the Board of Directors as a non-employee Director shall automatically be granted a Nonqualified Option to acquire 5,000 shares of Common Stock on the first day such individual serves as a non-employee Director. Each non-employee Director who is serving as Director of the Company on each October 1, beginning with October 1, 1996, shall automatically be granted on such day a Nonqualified Option to acquire 2,500 shares of Common Stock. The exercise price per share for the Common Stock covered by an option granted hereunder shall be equal to the "fair market value" (determined pursuant to the formula set forth in Section 5(d) hereof) of the Common Stock on the date the option is granted, and except as otherwise provided in this Section 4(d), any options granted hereunder shall be subject to the other provisions of this Plan.

   An option granted under this Section 4(d) shall be exercisable with respect to one-fourth of the total shares to which the option relates on each anniversary of the grant date; provided, however, that any option so granted shall become immediately exercisable in full upon the termination of service of the non-employee Director because of disability or death. No option issued under this Section 4(d) shall be exercisable after the expiration of ten years

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from the date upon which such option is granted. For purposes of this Section
4(d), "disability" means an individual's inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual's mental or physical disability, as determined by the Compensation Committee in good faith in its sole discretion.

   The provisions of this Section 4(d) shall apply only to options granted or to be granted to non-employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any option issued under this Plan to an Optionee who is not an non-employee Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 4(d) shall govern the rights and obligations of the Company and non-employee Directors respecting options granted or to be granted to non-employee Directors. The provisions of this Section 4(d) which affect the price, date of exercisability, option period or amount of shares of Common Stock under an option shall not be amended more than once in any six-month period, other than to comport with changes in the Code.

5. TERMS OF THE OPTION AGREEMENTS

   Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Compensation Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

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   (a) Expiration; Termination of Employment. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted; provided, however, that if such Incentive Option is held by a Ten Percent Stockholder, the expiration date of such Incentive Option shall not be later than five years from the date of grant thereof. If an Optionee's employment or service as a director with the Company and its Subsidiaries terminates for any reason, the Compensation Committee may in its discretion provide, at any time, that any outstanding option granted to such Optionee under the Plan shall be exercisable, subject to the expiration date of such option, for such period following termination of employment as may be specified by the Compensation Committee, which period for purposes of Incentive Options shall not exceed three months where such termination is not due to death or disability (within the meaning of Section 22(e)(3) of the Code) or one year where such termination is due to death or disability. If an Optionee's employment or service as a director with the Company and its Subsidiaries terminates due to the Optionee's willful actions against the interests of the Company, the option may be terminated upon written notice to the Optionee; in such a case, the option will cease to be exercisable immediately upon the Optionee's receipt of such written notice.

   (b) Minimum Shares Exercisable. The minimum number of shares with respect to which an option may be exercised at any one time shall be fifty (50) shares, or such lesser

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number as is subject to exercise under the option at the time, provided that no fractional shares may be issued.

   (c) Exercise. Each option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Compensation Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

   (d) Purchase Price. The purchase price per share of Common Stock subject to each option shall be determined by the Compensation Committee; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option shall be not less than the fair market value of the Common Stock on the date such Incentive Option is granted. For the purposes of the Plan, the fair market value of the Common Stock shall be determined in good faith by the Compensation Committee; provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Small-Cap Market on the date the option is granted, the fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on NASDAQ reported for such date or, if no prices were reported for such date, for the last date preceding such date on which prices were reported, (ii) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System on the date the option is granted, the fair market value shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale

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was reported, and (iii) the fair market value of the Common Stock on the effective date of the registration statement for the Company's initial public offering shall be the initial offering price.

   (e) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until
(i) the option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

   (f) Transfer. No option granted hereunder shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and such option may be exercised during the Optionee's lifetime only by the Optionee, or his or her guardian or legal representative.

6. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

   (a) Any option granted under the Plan may be exercised by the Optionee in whole or, subject to Section 5(b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice"). As a condition precedent to the exercise of any option, the Optionee

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shall pay or make arrangements for the payment of all taxes to be withheld, in accordance with Section 9 of the Plan.

   (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either: (i) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Common Stock that the Optionee has beneficially owned for more than six months and which the Optionee may freely transfer having a fair market value, determined by reference to the provisions of Section 5(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (iii) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (iii).

   (c) The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of an option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the

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Compensation Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.

7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

   (a) If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

   (b) Adjustments under this Section 7 shall be determined by the Compensation Committee and such determinations shall be conclusive. The Compensation Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

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8. EFFECT OF CERTAIN TRANSACTIONS

   In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity (other than a holding company formed by the Company) or in which the Company is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the options issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of options theretofore granted, or the substitution for such option of new options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 7. In the event of such termination, (A) all outstanding options which are then currently exercisable for shares of Common Stock and (B) such percentage between twenty-five percent (25%) and one hundred percent (100%) of any outstanding options that are not then currently exercisable for shares of Common Stock as shall have been determined by the Compensation Committee at the time of grant of the applicable options shall be exercisable for at least fifteen (15) days prior to the date of such termination whether or not otherwise exercisable during such period; provided, however, that in the absence of any express determination by the Compensation Committee as to the percentage of any options that shall be accelerated under clause (B) above, the percentage shall be twenty-five percent (25%).

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9. TAX WITHHOLDING

   (a) Each Optionee shall, no later than the exercise date of any option, pay to the Company, or make arrangements satisfactory to the Compensation Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

   (b) An Optionee may elect to have his tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any option number of shares with an aggregate fair market value (determined by reference to the provisions of Section 5(d) hereof), that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Optionee with an aggregate fair market value (determined by reference to the provisions of Section 5(d) hereof) that would satisfy the withholding amount due. With respect to any Optionee who is subject to Section 16 of the Act, the following additional restrictions shall apply:

       (i) the election to satisfy tax withholding obligations relating to an option in the manner permitted by this Section 9(b) shall be made (1) at least six months prior to the date as of which the receipt of such an option first becomes a taxable event for Federal income tax purposes or (2) after the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least one year, during the period

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   beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date.

       (ii) such election shall be irrevocable;

       (iii) such election shall be subject to the consent or disapproval of the Compensation Committee; and

       (iv) the Common Stock withheld to satisfy tax withholding must pertain to an option which has been held by the Optionee for at least six months from the date of grant of the option.

10. CONDITION TO GRANTS OF COMMON STOCK

   As a condition precedent to the grant of Common Stock to any Grantee under the Plan, the Grantee shall grant to the Company such repurchase and first refusal rights on the Common Stock which is the subject of the grant as the Compensation Committee shall deem necessary or appropriate. The Compensation Committee may also impose such other terms and conditions on the grant of any Common Stock under the Plan as it may determine.

11. AMENDMENT OF THE PLAN

   The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by

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the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

   (a) increase the number of shares of Common Stock as to which options may be granted under the Plan;

   (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

   (c) change the minimum option exercise price; or

   (d) otherwise materially increase the benefits accruing to individuals under the Plan.

   In addition to the foregoing, other Plan amendments shall be subject to approval by the Company stockholders if and to the extent determined by the Compensation Committee to be required by the Act to ensure that options or grants granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under
Section 422 of the Code.

   Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

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12. NONEXCLUSIVITY OF THE PLAN

   Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Neither the Plan nor any option granted hereunder shall be deemed to confer upon any employee any right to continued employment with the Company or its Subsidiaries.

13. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

   (a) The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Compensation Committee.

   (b) The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.

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14. EFFECTIVE DATE OF PLAN RESTATEMENT; STOCKHOLDER APPROVAL

    This Plan shall become effective upon the date that it is approved by the Board of Directors of the Company; provided, however, that the Plan shall be subject to the approval of the Company's stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date. No options granted under the Plan prior to such stockholder approval may be exercised until such approval has been obtained. No options may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

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Approved by Board of Directors:   May 8, 1996
Approved by Stockholders:         May 8, 1996



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